                              ------------------
 ----------------------------------------------------------------------------

                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund
                                 Class Y Shares
                1285 Avenue of the Americas, New York, NY 10019
          Prospectus -- January 1, 1997, as Supplemented June 6, 1997

--------------------------------------------------------------------------------

PaineWebber Asset Allocation Funds are designed for investors generally seeking high total return. PaineWebber Balanced Fund invests primarily in a combination of equity securities, investment grade bonds and money market instruments and maintains a fixed income allocation of at least 25% at all times. PaineWebber Tactical Allocation Fund follows a disciplined investment strategy that actively allocates its assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and re-tain a copy of this Prospectus for future reference.

The Class Y shares described in this Prospectus are currently offered for sale only to a limited group of investors, which include, for the Class Y shares of Tactical Allocation Fund, the trustee of the PaineWebber Savings Investment Plan ("PW SIP"). See "How to Buy Shares." Participants in the PW SIP can make further inquiries by contacting Benefits Connection, 100 Halfday Road, Lincoln-shire, IL 60069 or by calling 1-888-PWebber (1-888-793-2237):

--------------------------------------------------------------------------------

A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES
    AND  EXCHANGE   COMMISSION  NOR  HAS  THE  SECURITIES   AND  EXCHANGE
      COMMISSION  PASSED   UPON  THE  ACCURACY  OR  ADEQUACY   OF  THIS
        PROSPECTUS. ANY REPRESENTATION TO  THE CONTRARY IS A CRIMINAL
          OFFENSE.

                                   ---------
                               Prospectus Page 1

--------------------------------------------------------------------------------
                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund

                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
The Funds at a Glance......................................................   3
Expense Table..............................................................   5
Financial Highlights.......................................................   6
Investment Objectives & Policies...........................................   7
Investment Philosophy & Process............................................   8
Performance................................................................  10
The Funds' Investments.....................................................  11
How to Buy Shares..........................................................  16
How to Sell Shares.........................................................  17
Management.................................................................  18
Determining the Shares' Net Asset Value....................................  19
Dividends & Taxes..........................................................  19
General Information........................................................  20

                                  ----------
                               Prospectus Page 2

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
                             The Funds at a Glance
-------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete investment program, but one or both of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

BALANCED FUND

GOAL: To increase the value of your investment by investing in a combination of equity securities, investment grade bonds and money market instruments, while maintaining a fixed income allocation of at least 25% at all times.

INVESTMENT OBJECTIVE: High total return with low volatility.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. Certain investment grade debt securities in which the Fund may invest have speculative characteristics. The debt instruments in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may invest in mortgage- and asset-backed securities, which involve additional risks, such as those relating to the prepayment of principal on the underlying obligations. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which can involve more risk than investing in the securities of U.S. companies. The Fund also may invest up to 10% of its total assets in high yield, high risk convertible securities, which are considered predominantly speculative and involve major risk exposure to adverse conditions. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; your investment is not guaranteed.

SIZE: On November 30, 1996, the Fund had over $197.8 million in assets.

TACTICAL ALLOCATION FUND

GOAL: To increase the value of your investment by following a disciplined investment strategy that actively allocates the Fund's assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

INVESTMENT OBJECTIVE: Total return, consisting of long-term capital appreciation and current income.

RISKS: Although the Fund seeks total return, it may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. The Fund invests in equity securities included in the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which can involve more risk than investing in the securities of U.S. companies. The U.S. Treasury notes and U.S. Treasury bills in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; your investment is not guaranteed.

SIZE: On November 30, 1996, the Fund had over $209.4 million in assets.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of

                                  ----------
                               Prospectus Page 3

                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of Balanced Fund and Tactical Allocation Fund (each a "Fund" and, collectively, the "Funds").

WHO SHOULD INVEST

BALANCED FUND is for investors who want high total return with low volatility through investments in equity securities, investment grade bonds and money market instruments. The Fund is designed for investors who want an investment that maintains a fixed income allocation at all times, yet has the flexibility to change its investment mix in response to changing market conditions. Over time, the 25% minimum in fixed income investments should result in a lower risk profile for the Fund than if it could invest 100% of its assets in stocks.

TACTICAL ALLOCATION FUND is for investors who want total return, consisting of long-term capital appreciation and current income, through a disciplined investment strategy that actively allocates assets between equity securities included in the S&P 500 Index and U.S. Treasury notes or U.S. Treasury bills. The Fund is designed for investors who want to participate in the broad stock market, yet want the flexibility to take a more defensive posture when a secular decline in stock prices is projected. This disciplined approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends.

                                    * * * *

See page 9 for a summary of the differences between Balanced Fund and Tactical Allocation Fund.

HOW TO PURCHASE CLASS Y SHARES

Eligible investors may purchase Class Y shares of the Funds as follows:

The price is the net asset value next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ("Transfer Agent") receives the purchase order.

Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a redemption fee or contingent deferred sales charge when they sell Class Y shares.

                                  ----------
                               Prospectus Page 4

                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund
                                 Expense Table
--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year for Tactical Allocation Fund and are estimated for Balanced Fund based on the expenses incurred by its Class A shares for the period March 1, 1996 to August 31, 1996.

                                                                         CLASS Y
                                                                         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on Purchases of Shares (as a % of offering price).   None
Sales Charge on Reinvested Dividends (as a % of offering price)........   None
Maximum Contingent Deferred Sales Charge (as a % of net asset value at
 the time of purchase or sale, whichever is less)......................   None
ANNUAL FUND OPERATING EXPENSES (as a % of average net assets) (1)
BALANCED FUND
Management Fees........................................................   0.75%
12b-1 Fees.............................................................   0.00
Other Expenses (estimated).............................................   0.34
                                                                          ----
Total Operating Expenses (estimated)...................................   1.09%
                                                                          ====
TACTICAL ALLOCATION FUND
Management Fees........................................................   0.50%
12b-1 Fees.............................................................   0.00
Other Expenses.........................................................   0.45
                                                                          ----
Total Operating Expenses...............................................   0.95%
                                                                          ====

-------
(1)Class Y shares may be purchased by participants in the INSIGHT Advisory Program ("INSIGHT") sponsored by PaineWebber, when purchased through that program. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT (generally charged quarterly in advance), which may be charged to the INSIGHT participant's PaineWebber account. This account charge is not included in the table because non-INSIGHT participants are permitted to purchase Class Y shares of the Fund.

EXAMPLE OF EFFECT OF FUND EXPENSES

The following example should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the example is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would, directly or indirectly, pay the following expenses on a $1,000 investment in a Fund, assuming (1) a 5% annual return, (2) reinvestment of all dividends and other distributions and (3) percentage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
BALANCED FUND...................................  $26     $81    $138     $292
TACTICAL ALLOCATION FUND........................  $25     $76    $131     $279

                                  ----------
                               Prospectus Page 5

                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                             Financial Highlights
-------------------------------------------------------------------------------

TACTICAL ALLOCATION FUND

The following table provides investors with data and ratios for one Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to each of the two fiscal years ended August 31, 1996 and August 31, 1995, have been audited by Ernst & Young LLP. The financial information for the year ended August 31, 1994 and the prior periods was audited by other auditors, whose report on this data was unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

BALANCED FUND

During the fiscal period ended August 31, 1996, no Class Y shares of Balanced Fund were outstanding and thus no financial information for that period is available.

                                             TACTICAL ALLOCATION FUND
                                      ------------------------------------------
                                                     CLASS Y
                                      ------------------------------------------
                                                                  FOR THE PERIOD
                                        FOR THE YEARS ENDED       MAY 10, 1993+
                                            AUGUST  31,           TO AUGUST 31,
                                      --------------------------  --------------
                                       1996     1995**    1994         1993
                                      -------   -------  -------  --------------
Net asset value, beginning of peri-
 od.................................  $ 14.88   $ 13.79  $ 13.52     $ 12.90
                                      -------   -------  -------     -------
Net investment income...............     0.30      0.23     0.25        0.09
Net realized and unrealized gains
 from investment transactions.......     2.24      2.09     0.33        0.60
                                      -------   -------  -------     -------
Net increase from investment opera-
 tions..............................     2.54      2.32     0.58        0.69
                                      -------   -------  -------     -------
Dividends from net investment in-
 come...............................    (0.16)    (0.26)   (0.27)      (0.07)
Distributions from net realized
 gains from investment
 transactions.......................    (1.06)    (0.97)   (0.04)         --
                                      -------   -------  -------     -------
Total dividends and distributions to
 shareholders.......................    (1.22)    (1.23)   (0.31)      (0.07)
                                      -------   -------  -------     -------
Net asset value, end of period......  $ 16.20   $ 14.88  $ 13.79     $ 13.52
                                      =======   =======  =======     =======
Total investment return (1).........    17.70%    18.79%    4.41%       5.30%
                                      =======   =======  =======     =======
Ratios/ supplemental data:
 Net assets, end of period (000's)..  $12,803   $ 2,506  $ 3,880     $ 3,379
 Expenses to average net assets.....     0.95%     1.23%    0.88%       0.81%*
 Net investment income to average
  net assets........................     1.38%     1.86%    1.90%       1.96%*
 Portfolio turnover rate............        6%       53%       4%          0%
 Average commission rate paid per
  share on common stock investments
  purchased/sold (2)................    $0.0250      --       --          --

-------
 + Commencement of issuance of shares.
 * Annualized.
 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
(2) Disclosure effective for fiscal years beginning on or after September 1, 1995.

                                  ----------
                               Prospectus Page 6

-------------------------------------------------------------------------------
                              ------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                       Investment Objectives & Policies
-------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Their other investment policies, except where noted, are not fundamental and may be changed by the Funds' boards. See the summary on page 9 for the differences between Balanced Fund and Tactical Allocation Fund.

BALANCED FUND

Balanced Fund's investment objective is high total return with low volatility. The Fund pursues this objective by investing primarily in a combination of three asset classes: stocks (equity securities), bonds (investment grade bonds) and cash (money market securities). The portion invested in each of these asset classes is based on Mitchell Hutchins' judgment of the best allocation of the Fund's assets. However, the Fund maintains a fixed income allocation (including bonds and cash) of at least 25%.

The Fund may invest in a broad range of:

 . Equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth;

 . Investment grade bonds, that is, bonds that, at the time of purchase, are assigned one of the four highest grades by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, are determined by Mitchell Hutchins to be of comparable quality;

 . U.S. government securities;

 . Convertible securities rated at least B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated BB or B by S&P (or Ba or B by Moody's) are below investment grade and regarded as having predominantly speculative characteristics with respect to the ability to pay interest and repay principal. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. The Fund will not invest more than 10% of its total assets in convertible securities rated below investment grade; and

 .High quality money market securities.

TACTICAL ALLOCATION FUND

Tactical Allocation Fund's investment objective is total return, consisting of long-term capital appreciation and current income. The Fund seeks to achieve its objective by using a disciplined investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

In seeking total return, the Fund shifts its asset mix among an equity portion designed to track the performance of the S&P 500 Index (the Fund holds approximately 450 of the 500 stocks in the S&P 500 Index), a bond portion, consisting of five-year U.S. Treasury notes, and a cash portion, consisting of 30-day U.S. Treasury bills. The allocation among these three segments is based on the asset mix recommendation of the Mitchell Hutchins Tactical Allocation Model.

The Fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index, by investing in common stocks held in the S&P 500 Index, but can take a more defensive posture when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value.

                                    * * * *

As with any mutual fund, there is no assurance that either Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

                                  ----------
                               Prospectus Page 7

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                        Investment Philosophy & Process
-------------------------------------------------------------------------------

BALANCED FUND

Mitchell Hutchins believes that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook of investors have been fully discounted by the market. Mitchell Hutchins also believes that returns on stocks and bonds reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation. To implement this strategy for the Fund, Mitchell Hutchins:

 . Regularly surveys key investment advisors and generates a consensus forecast of economic variables affecting returns on equity securities, bonds and money market instruments; and

 . Applies fundamental valuation techniques to the consensus data to determine the asset allocation it believes to be optimal.

Once the Fund's asset allocation is determined, the portfolio managers specializing in each asset class select individual securities for each portion of the portfolio. Mitchell Hutchins regularly monitors the outlooks for key economic variables and shifts the asset allocation mix when there are significant changes in expected returns.

The Fund uses the following investment process to determine the individual securities for each portion of the Fund:

 . EQUITY SECURITIES. Mitchell Hutchins uses its proprietary Factor Valuation
  Model to identify stocks providing a combination of value and price momentum. This Model screens a universe of small- to large-capitalization companies in ten different business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:

  --VALUE: projected dividends, cash flow, earnings and book value;

  --MOMENTUM: earnings and price to identify companies that could surprise on the upside; and

  --ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.

The equity securities ranking in the top 20% of the Factor Valuation Model's universe are screened twice a month. Then the portfolio managers take a closer look at those equity securities that rank higher based on value and momentum. Mitchell Hutchins applies traditional analysis and may speak to the management of these companies, as well as those of their competitors.

 . DEBT SECURITIES. Mitchell Hutchins selects these securities based on its analysis of their maturity and risk structures (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities).

 . MONEY MARKET INSTRUMENTS. Mitchell Hutchins' decision to use these securities is based on its judgment of how they can further the Fund's investment objective.

As of August 31, 1996, the Fund's assets were allocated as follows: equity securities, 54.3%; bonds, 39.5%; and cash, 6.2%. At February 29, 1996, the asset allocation looked like this: equity securities, 59%; bonds, 30%; and cash, 11%.

TACTICAL ALLOCATION FUND

Mitchell Hutchins allocates the Fund's assets between stocks and either bonds or cash, based on the Tactical Allocation Model's quantitative assessment of the projected rates of return of each asset class. The Tactical Allocation Model embraces the concept that incremental return to the S&P 500 Index can be achieved through the tactical allocation of portfolio assets across three main asset classes--stocks, bonds and cash. This disciplined approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends. The emphasis of this Model is to avoid or reduce exposure to the stock market during down cycles and to track the S&P 500 Index in periods of strongly positive market performance. In contrast to a typical S&P 500 Index fund that maintains a 100% allocation to the Index at all times, the Fund is designed to take a more defensive posture when the Tactical Allocation Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value.

The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium

                                  ----------
                               Prospectus Page 8

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
        DIFFERENCES BETWEEN BALANCED FUND AND TACTICAL ALLOCATION FUND

                      ---------------------------------------------------------

                                      BALANCED FUND                TACTICAL ALLOCATION FUND
-------------------------------------------------------------------------------
  Investment Objective       High total return with low       Total return, consisting of long-
                             volatility.                      term capital appreciation and
                                                              current income.
-------------------------------------------------------------------------------
  Asset Allocation Decision  Based on Mitchell Hutchins'      Based on the Mitchell Hutchins
                             fundamental valuations for each  Tactical Allocation Model.
                             asset class using its consensus
                             forecast for certain economic
                             variables.
-------------------------------------------------------------------------------
  Asset Mix                  Fixed income allocation: at      Tactical Allocation Model signals
                             least 25% at all times.          a stock segment of 100%, 75%,
                                                              50%, 25% or 0% and selects bonds
                                                              or cash for balance. Fund may
                                                              deviate from Model only to pay
                                                              its expenses, dividends and other
                                                              obligations.
-------------------------------------------------------------------------------
  Stock Selection            Discretionary, based on the      When there is a stock allocation,
                             Mitchell Hutchins Factor         invests in about 450 of the 500
                             Valuation Model, which evaluates common stocks that make up the
                             companies' potential for rapid   S&P 500 Index.
                             earnings growth.
-------------------------------------------------------------------------------
  Fixed Income Selection     Discretionary, may select from   When there is a bond allocation,
                             broad range of debt securities   five-year U.S. Treasury notes.
                             with government or private       When there is a cash allocation,
                             issuers.                         30-day U.S. Treasury bills.

-------------------------------------------------------------------------------

("ERP"). The Model projects the stock market's expected ERP based on several factors including:

 . current price of stocks and their expected future dividends;


 . three to five-year, "bottom-up" company earnings projections; and

 . yield-to-maturity of the one-year U.S. Treasury bill.

When the stock market's ERP is high, the Tactical Allocation Model signals the Fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the Fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This "bond risk premium" ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

Asset reallocations are made on the first business day of each month. In addition to any reallocation of assets dictated by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to re-establish the Model's recommended asset allocation mix.

The Fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to:

 . Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Fund operating expenses, dividends and other distributions on its shares and to meet anticipated sales of shares by Fund investors; and

 . Qualify as a regulated investment company for federal income tax purposes.
  See "Dividends & Taxes."

As a result, even if the Tactical Allocation Model does not recommend an allocation to cash, the Fund still may hold cash.

As of August 31, 1996, 100% of the Fund's assets were allocated to stocks, and as of February 29, 1996, the Fund's assets were allocated as follows: 99% to stocks, 0% to bonds and 1% to cash.

                                  ----------
                               Prospectus Page 9

--------------------------------------------------------------------------------






                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund

                                  Performance
--------------------------------------------------------------------------------

This chart shows the total returns for Class Y shares of Tactical Allocation Fund. Past results are not a guarantee of future results. No Class Y shares for Balanced Fund were outstanding during 1996, so no performance is presented for that Fund. Average annual returns for periods from inception through Tactical Allocation Fund's fiscal year end are shown below the performance chart.

TACTICAL ALLOCATION FUND

                            [GRAPHIC APPEARS HERE]


                   5/10/93-12/31/93              6.65%
                       1994                     -0.28%
                       1995                     35.48%
                       1996                     21.79%

As Class Y shares commenced operations on May 10, 1993, the 1993 return represents the period from May 10, 1993 to December 31, 1993. Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

AVERAGE ANNUAL RETURNS
As of August 31, 1996

                                                                        CLASS Y
                                                                        -------
Inception Date......................................................... 5/10/93
One Year...............................................................   17.70%
Life...................................................................   13.88%

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception. Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                                  ----------
                               Prospectus Page 10

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                            The Funds' Investments

-------------------------------------------------------------------------------


BALANCED FUND

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

U.S. GOVERNMENT SECURITIES in which the Fund may invest include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

ASSET-BACKED SECURITIES are debt obligations backed by specific types of assets. The most common type of asset-backed securities is mortgage-backed bonds, which represent a direct or indirect interest (participation) in--or are secured by and payable from--a pool of mortgage loans secured by real property. They are sold by U.S. government agencies, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private corporations. Investors typically receive payments out of the interest and principal on the underlying mortgages. The growth of mortgage-backed securities and the secondary mortgage market in which they are traded has helped keep mortgage money available for home financing.

Mortgage-backed securities include:

 . Single- and multi-class pass-through securities, representing pooled debt obligations repackaged as shares, that pass income from debtors through the intermediary to investors;

 . Collateralized mortgage obligations ("CMOs"), which are more complex versions of mortgage-backed bonds. Evaluating the risks and rewards of CMOs requires special knowledge.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds are paid off more quickly than investors may expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected.

Other asset-backed securities are structured similar to mortgage-backed securities, except that the underlying assets are not first lien mortgage loans or interests in them. Instead, these securities represent underlying assets such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

ZERO COUPON SECURITIES are securities that make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer of such a security receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. There are many kinds of zero coupon securities. The most commonly known is the zero coupon bond, which either may be issued at a deep discount by a corporation or may be created by a brokerage firm when it strips (separates) the coupons (unmatured interest payments) off a bond and sells the principal and the coupons separately. This technique is used frequently with U.S. Treasury bonds; these issues include CATS (Certificates of Accrual Treasury Securities) and TIGRs (Treasury Income Growth Receipts).

Because zero coupon securities bear no interest and holders do not receive interest payments, they are generally more sensitive to changes in interest rates

                                  ----------
                              Prospectus Page 11

                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

than other U.S. government securities. For example, when interest rates fall, the value of zero coupon securities rises more rapidly than bonds paying out interest on a current basis because the zero coupon securities have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. However, when interest rates rise, their value falls more dramatically.

MONEY MARKET INSTRUMENTS in which the Fund may invest include:

 . U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities;

 . Obligations of U.S. banks (including certificates of deposit and bankers' acceptances) with total assets in excess of $1.5 billion at the time of purchase;

 . Interest-bearing savings deposits in U.S. commercial and savings banks with principal amounts not greater than are fully insured by the Federal Deposit Insurance Corporation (the aggregate amount of these deposits may not exceed 5% of the value of the Fund's assets);

 . Commercial paper and other short-term corporate obligations; and

 . Variable and floating-rate securities and repurchase agreements.

In addition, the Fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation. These participation interests are the interests of securities held by others on a pro-rata basis.

TACTICAL ALLOCATION FUND

STOCK PORTION. In its stock portion, the Fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index by investing in approximately 450 of the 500 common stocks included in that Index. The S&P 500 Index, which is chosen by S&P on a statistical basis and may change from time to time, emphasizes large capitalization stocks and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry sector. The Fund attempts to achieve a correlation between the performance of the stock portion and that of the S&P 500 Index of at least 0.95, before the deduction of operating expenses (a correlation of 1.00 would be perfect, which would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the Index).

BOND PORTION. In its bond portion, the Fund invests in U.S. Treasury notes having five years remaining to maturity at the beginning of the then-current calendar year or, if those instruments are unavailable at favorable prices, in U.S. Treasury notes with remaining maturities as close as possible to five years. The Fund does not invest in bonds and cash simultaneously, except as noted below.

CASH PORTION. In its cash portion, the Fund invests in U.S. Treasury bills with remaining maturities of 30 days or, if those instruments are unavailable at favorable prices, in U.S. Treasury bills with remaining maturities as close as possible to 30 days. Limited amounts of the Fund's assets are normally invested in cash, generally to pay expenses.

RISKS

Under normal circumstances, Balanced Fund invests primarily in equity securities, bonds, U.S. government securities, mortgage- and asset-backed securities and money market instruments, and Tactical Allocation Fund invests primarily in equity securities and U.S. government securities. Following is a discussion of risks that are common to each Fund:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential compared to other types of investments. However, their prices generally fluctuate more than other securities, reflecting changes in a company's financial condition and in overall market and economic conditions. As with all investments, higher returns are typically accompanied by higher risks; thus, common stocks represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

INTEREST RATE AND CREDIT RISKS. Interest rate risk is the risk that interest rates will rise and the prices of bonds and U.S. government securities will fall, lowering the value of the Funds' investments. Long-term bonds, including U.S. government securities, are generally more sensitive to interest rate changes than short-term bonds, including U.S. government securities. Adverse changes in economic conditions can affect an issuer's ability to pay principal and interest.

                                  -----------
                              Prospectus Page 12

                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


FOREIGN SECURITIES. Balanced Fund may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Because the S&P 500 Index can include common stocks of foreign issuers, Tactical Allocation Fund is also subject to certain risks associated with investments in U.S. dollar-denominated securities of foreign issuers.

Investing in securities of foreign companies can involve more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and they are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as "derivatives" because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, interest rate protection contracts and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities and specially structured types of mortgage- and asset-backed securities, such as interest only and principal only classes of securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board of each Fund, monitors and evaluates the creditworthiness of the parties with which each Fund does business.

In addition to these general risks, investments in each Fund are subject to other risk considerations:

BALANCED FUND

BOND RATINGS. The Fund invests in a broad range of investment grade bonds. Investment grade quality means that the securities are rated within the four highest categories by S&P or Moody's. Moody's fourth highest category (Baa) includes securities which, in its opinion, have speculative features.

The Fund may invest up to 10% of its total assets in convertible bonds rated lower than investment grade, that is, below BBB by S&P or Baa by Moody's, but no lower than B by S&P or Moody's. These bonds, which are commonly referred to as "junk bonds", are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may be more sensitive to adverse conditions. The Fund's policy of investing a portion of its assets in lower rated securities thus entails greater risks than those associated with investment in higher rated securities. The Fund also may invest in securities that are comparably rated by another NRSRO and unrated securities deemed by Mitchell Hutchins to be of comparable quality.

Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield.

                                  -----------
                              Prospectus Page 13

                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which the Fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.

See Appendix B to the Statement of Additional Information for more information concerning the types of mortgage-backed securities in which the Fund may invest.

RISKS OF ZERO COUPON SECURITIES. The Fund may invest in certain zero coupon securities that are "stripped" U.S. government securities. Zero coupon securities pay no interest to holders prior to maturity. However, a portion of the original issue discount on the zero coupon securities must be included in the Fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

TACTICAL ALLOCATION FUND

LIMITS OF ASSET ALLOCATION STRATEGY. Although it seeks total return, consisting of both long-term capital appreciation and current income, in following its asset allocation strategy, the Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. In addition, the need to qualify as a regulated investment company for federal income tax purposes may limit the Fund's ability to adhere rigidly to the recommendations of the Tactical Allocation Model. See "Dividends & Taxes." In addition, the Fund is also subject to the risk that the Tactical Allocation Model may not correctly predict the appropriate times to shift the Fund's assets from one type of investment to another.

                                  ----------
                              Prospectus Page 14

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                              ------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

INDEX INVESTING AND OPEN-END INVESTMENT COMPANIES. While the Fund's stock portion attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the investment results of the stock portion generally are not identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that occur daily, as well as from expenses borne by the Fund.

INVESTMENT TECHNIQUES AND STRATEGIES

STRATEGIC INVESTMENTS. In an attempt to reduce the overall risk of its investments, known as hedging or to enhance income or return, each Fund may use certain types of strategic investments. These investments involve derivative contracts, including options (on securities, futures and indexes) and futures contracts (on stock indexes and debt securities). In addition, new financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Use of these strategies solely to enhance income may be considered a form of speculation. Each Fund also may enter into interest rate swap agreements and certain other interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds' ability to use the strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.

Each Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of these strategies will place at risk a much smaller portion of its assets.

The Funds might not use any strategic instrument, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins is incorrect in its judgment on interest rates, market values or other economic factors in using a particular strategic instrument, a Fund might have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to use strategic instruments are different from those needed to select securities for the Funds,

 . the possibility of imperfect correlation, or even no correlation, between price movements of strategic instruments and price movements of the securities being hedged,

 . possible constraints on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to "cover" or to segregate securities, and

 . the possibility that a Fund is unable to close out or liquidate its position.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for a Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund, and may increase the potential for short-term capital gains.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale under SEC Rule 144A to be illiquid if Mitchell Hutchins has determined them to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recovering these securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. In a typical repurchase agreement, a Fund buys a security and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase. The time and price reflect a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Risks associated with repurchase agreements include a possible decline in the value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

OTHER INFORMATION. Each Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning

                                  ----------
                              Prospectus Page 15

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                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
-------------------------------------------------------------------------------

                               How to Buy Shares
-------------------------------------------------------------------------------

interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% (Balanced Fund) or 20% (Tactical Allocation Fund) of its total assets, including (in the case of Balanced Fund) reverse repurchase agreements involving up to 5% of its total assets.
Class Y shares are sold to eligible investors at the net asset value next determined after the purchase order is received at PaineWebber's New York City headquarters or, with respect to Tactical Allocation Fund, for purchases by the trustee of the PW SIP, by PFPC Inc., the Funds' transfer agent ("Transfer Agent"). No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to rule 12b-1 distribution or service fees. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of the Class Y shares for a period of time. Mitchell Hutchins, the distributor for each Fund's Class Y shares, has appointed PaineWebber to serve as the exclusive dealer for each Fund's Class Y shares.

The following investors are eligible to buy Class Y shares of the Funds:

 . a participant in INSIGHT when Class Y shares are purchased through that program;

 . an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing SM System;

 . an employee benefit plan qualified under section 401 (including a salary reduction plan qualified under section 401(k)) or 403(b) of the Internal Revenue Code that has either

   5,000 or more eligible employees or

   $50 million or more in assets; and

 . an investment company advised by PaineWebber or an affiliate of PaineWebber.

INSIGHT

An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing SM System and certain other specified mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information.

Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced.

Please contact your PaineWebber investment executive or PaineWebber correspondent firm or call 1-800-647-1568 for more information concerning mutual funds that are available to INSIGHT participants or for other INSIGHT program information.

PURCHASES BY THE TRUSTEE OF THE PW SIP

The Class Y shares of Tactical Allocation Fund also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW SIP purchases and redeems these Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW SIP (collectively, the "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices.

Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWebber (1-888-793-
2237).

                                  ----------
                              Prospectus Page 16

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                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
As described in the Plan Documents, the average net asset value per share at which Class Y shares of Tactical Allocation Fund are purchased or redeemed by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.
-------------------------------------------------------------------------------

                              How to Sell Shares
-------------------------------------------------------------------------------


ACQUISITION OF CLASS Y SHARES BY OTHERS

Each Fund is authorized to offer Class Y shares to certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in this category.
Investors can sell (redeem) shares at any time. Shares will be sold at the share price as next calculated after the order is received and accepted. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Transfer Agent, may sell shares by writing a "letter of instruction." The letter of instruction must include:

 . the investor's name and address;

 . the Fund's name;

 . the Fund account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter of instruction must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Because each Fund incurs fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account having a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW SIP

The trustee of the PW SIP sells Class Y shares of Tactical Allocation Fund to implement the investment choices of individual plan participants with respect to their PW SIP contributions, as described in the Plan Documents referenced under "How to Buy Shares" above. The price at which Class Y shares are sold by the trustee of the PW SIP might be more or less than the price per share at the time the participants made their investment choices.

                                  ----------
                              Prospectus Page 17

--------------------------------------------------------------------------------






                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund

                                   Management
--------------------------------------------------------------------------------

Balanced Fund is a series of PaineWebber Master Series, Inc. ("Corporation") and Tactical Allocation Fund is a series of PaineWebber Investment Trust ("Trust"). The board of directors of the Corporation and the board of trustees of the Trust oversee the Funds' operations and, as part of this overall management responsibility, oversee various organizations responsible for the day-to-day management of each Fund. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board).

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is the asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On November 30, 1996, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 64 separate portfolios and aggregate assets of approximately $32 billion.

Each board has determined that brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the board.

ABOUT THE INVESTMENT ADVISER

As investment adviser for Balanced Fund and Tactical Allocation Fund, Mitchell Hutchins makes and implements all investment decisions and supervises all aspects of each Fund's operations.

T. Kirkham Barneby is responsible for the asset allocation decisions for both Balanced Fund and Tactical Allocation Fund. He has been responsible for the day-to-day management of Tactical Allocation Fund since February 1995. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins responsible for overseeing the management of equity investments. From March 1988 to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Nirmal Singh and Craig M. Varrelman, CFA, assist Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh and Mr. Varrelman are both first vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in September 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities.

Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Each of these managers first assumed responsibilities with respect to Balanced Fund in August 1995.

                                  ----------
                               Prospectus Page 18

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                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

Other members of Mitchell Hutchins' domestic equity and domestic fixed income investments groups provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to each Fund's investments.

Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. For the most recent fiscal year, Mitchell Hutchins received a monthly fee from Balanced Fund for these services at the effective annual rate of 0.75% of the Fund's average daily net assets and from Tactical Allocation Fund at the annual rate of 0.50% of the Fund's average daily net assets.

Balanced Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. Tactical Allocation Fund does not pay this fee. The Funds incur other expenses, such as custody and transfer agency fees and professional fees.
-------------------------------------------------------------------------------

                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------
The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless its board determines that this does not represent fair value.
-------------------------------------------------------------------------------

                               Dividends & Taxes
-------------------------------------------------------------------------------
DIVIDENDS

Balanced Fund pays dividends semiannually from its net investment income and also may distribute net short-term capital gains, if any, with a periodic dividend. Tactical Allocation Fund pays an annual dividend from its net investment income and short-term capital gain, if any. Net investment income includes dividend income, accrued interest and discount, less amortization of premium and accrued expenses. Substantially all of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and any undistributed net short-term capital gain, is distributed at least annually. Each Fund may make additional distributions if necessary to avoid income or excise taxes. While a Fund will not declare any distribution in excess of the amount of its net investment income and net short-term capital gain available at the time of declaration, it is possible that net capital losses sustained after that time could convert a portion of such a distribution to a non-taxable return of capital.

Dividends and other distributions paid on Class Y shares of a Fund are calculated at the same time and in the same manner as dividends and distributions on other classes of shares.

A Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their investment executive at PaineWebber or one of its correspondent firms. For PW SIP participants, Tactical Allocation Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

                                  ----------
                              Prospectus Page 19

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                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
-------------------------------------------------------------------------------

                              General Information
-------------------------------------------------------------------------------


TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders. These requirements may limit the ability of Tactical Allocation Fund to reallocate its assets under certain circumstances.

Dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and any portion of those dividends that qualifies for special treatment.

WITHHOLDING REQUIREMENTS

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OF FUND SHARES

When shareholders sell (redeem) shares, the sale may result in a taxable gain or loss. This depends upon whether the shareholders receive more or less than their adjusted basis for the shares. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

                                   * * * *

Because the foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders, please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisors.
ORGANIZATION

BALANCED FUND

Balanced Fund is a diversified series of the Corporation, an open-end management investment company that was incorporated in Maryland on October 29, 1985. The Corporation has authority to issue 10 billion shares of common stock of separate series, par value $.001 per share; four billion of these shares are classified as shares of Balanced Fund. Shares of one other series have been authorized.

TACTICAL ALLOCATION FUND

Tactical Allocation Fund is a diversified series of the Trust, an open-end management investment company that was formed on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $.001 per share. Shares of one other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses

                                  ----------
                              Prospectus Page 20

                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund
-------------------------------------------------------------------------------





                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will effect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends are likely to be higher on the Class Y shares, which bear the lowest expenses, than on the other classes.

More information concerning Class A, Class B and Class C shares may be obtained from an investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about the other Fund. The boards have considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation or the Trust may elect all of its board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class. The shares of each series of the Corporation or the Trust will be voted separately, except when an aggregate vote of all securities is required by law.

SHAREHOLDER MEETINGS

The Funds do not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation or the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the Corporation's or Trust's outstanding shares.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds' custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                                  ----------
                              Prospectus Page 21

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                              ------------------
                                   ---------
--------------------------------------------------------------------------------
 ----------------------------------------------------------------------------

                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund
                                 Class Y Shares
          Prospectus -- January 1, 1997, as supplemented June 6, 1997

--------------------------------------------------------------------------------


  [ ]PAINEWEBBER BOND FUNDS    [ ]PAINEWEBBER STOCK FUNDS


  High Income Fund             Capital Appreciation Fund
  Investment Grade Income      Financial Services Growth Fund
  Fund                         Growth Fund
  Low Duration U.S.            Growth and Income Fund
  Government  Income Fund      Small Cap Fund
  Strategic Income Fund        Utility Income Fund

  U.S. Government Income
  Fund

  [ ] PAINEWEBBER TAX-FREE     [ ]PAINEWEBBER GLOBAL FUNDS
      BOND FUNDS


                               Asia Pacific Growth Fund
  California Tax-Free          Emerging Markets Equity Fund
  Income Fund                  Global Equity Fund
  Municipal High Income        Global Income Fund
  Fund

  National Tax-Free
  Income Fund
  New York Tax-Free
  Income Fund

                               [ ]PAINEWEBBER MONEY MARKET
                                  FUND
  [ ] PAINEWEBBER
      ASSETALLOCATION FUNDS

  Balanced Fund
  Tactical Allocation
  Fund


 A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.